UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2011 (January 12, 2011)
SIRIUS XM RADIO INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34295 (Commission File Number)	52-1700207 (IRS Employer Identification Number)

1221 Avenue of the Americas, 36th Floor New York, NY (Address of principal executive offices)	10020 (Zip Code)
(212) 584-5100
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5

Item 3.03 Material Modification to Rights of Security Holders
The Merger
          On January 12, 2011, XM Satellite Radio Inc. (“XMSR”), a Delaware corporation and wholly-owned subsidiary of Sirius XM Radio Inc. (the “Company”), merged with and into the Company (the “Merger”). The Merger complies with all covenants and conditions precedent contained in the pertinent debt instruments of XMSR and the Company, including the applicable leverage ratio tests.
          The Company was the surviving corporation of the Merger, and a copy of the certificate of ownership and merger (the “Certificate of Ownership and Merger”) filed in the State of Delaware pursuant to Section 253 of the General Corporation Law of the State of Delaware in connection with the Merger is attached hereto as Exhibit 3.1.
Supplemental Indenture to Indenture for the XMSR 11.25% Senior Notes due 2013
     On January 12, 2011, in connection with the Merger, the Company, XMSR, certain of the Company’s other subsidiaries and U.S. Bank National Association, as trustee, entered into a supplemental indenture (the “11.25% Notes Supplemental Indenture”) to the indenture (the “11.25% Notes Indenture”) governing the 11.25% Senior Notes due 2013 issued by XMSR (the “11.25% Notes”). Pursuant to the 11.25% Notes Supplemental Indenture, (i) the Company assumed all the obligations of XMSR under the 11.25% Notes Indenture and the 11.25% Notes and (ii) certain subsidiaries of the Company were added as guarantors. As of January 12, 2011, approximately $36,685,000 aggregate principal amount of the 11.25% Notes was outstanding.
     The foregoing description of the 11.25% Notes Supplemental Indenture is qualified in its entirety by reference to the full text of the 11.25% Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Supplemental Indenture to Indenture for the XMSR 13% Senior Notes due 2013
     On January 12, 2011, in connection with the Merger, the Company, XMSR, certain of the Company’s other subsidiaries and The Bank of New York Mellon, as trustee, entered into a supplemental indenture (the “13% Notes Supplemental Indenture”) to the indenture (the “13% Notes Indenture”) governing the 13% Senior Notes due 2013 issued by XMSR (the “13% Notes”). Pursuant to the 13% Notes Supplemental Indenture, (i) the Company assumed all the obligations of XMSR under the 13% Notes Indenture and the 13% Notes and (ii) certain subsidiaries of the Company were added as guarantors. As of January 12, 2011, approximately $778,500,000 aggregate principal amount of the 13% Notes was outstanding.
     The foregoing description of the 13% Notes Supplemental Indenture is qualified in its entirety by reference to the full text of the 13% Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Supplemental Indenture to Indenture for the XMSR 7% Exchangeable Senior Subordinated Notes due 2014
     On January 12, 2011, in connection with the Merger, the Company, XMSR, certain of the Company’s other subsidiaries and The Bank of New York Mellon, as trustee, entered into a supplemental indenture (the “7% Notes Supplemental Indenture”) to the indenture (the “7% Notes Indenture”) governing the 7% Exchangeable Senior Subordinated Notes due 2014 issued by XMSR (the “7% Notes”). Pursuant to the 7% Notes Supplemental Indenture, (i) the Company assumed all the obligations of XMSR under the 7% Notes Indenture and the 7% Notes and (ii) certain subsidiaries of the Company were added as guarantors. As of January 12, 2011, approximately $550,000,000 aggregate principal amount of the 7% Notes was outstanding.
     The foregoing description of the 7% Notes Supplemental Indenture is qualified in its entirety by reference to the full text of the 7% Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.
Supplemental Indenture to Indenture for the XMSR 7.625% Senior Notes due 2018
     On January 12, 2011, in connection with the Merger, the Company, XMSR, certain of the Company’s other subsidiaries and U.S. Bank National Association, as trustee, entered into a supplemental indenture (the “7.625% Notes Supplemental Indenture”) to the indenture (the “7.625% Notes Indenture”) governing the 7.625% Senior Notes due 2018 issued by XMSR (the “7.625% Notes”). Pursuant to the 7.625% Notes Supplemental Indenture, (i) the Company assumed all the obligations of XMSR under the 7.625% Notes Indenture and the 7.625% Notes and (ii) certain subsidiaries of the Company were added as guarantors. As of January 12, 2011, approximately $700,000,000 aggregate principal amount of the 7.625% Notes was outstanding.
     The foregoing description of the 7.625% Notes Supplemental Indenture is qualified in its entirety by reference to the full text of the 7.625% Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein.
Collateral Agreement relating to the Company’s 9.75% Senior Secured Notes due 2015
     In connection with the Merger, the Company and certain of its subsidiaries entered into a new Collateral Agreement (the “Collateral Agreement”) with U.S Bank National Association, as collateral agent, relating to the 9.75% Senior Secured Notes due 2015 issued by the Company (the “9.75% Notes”). The Collateral Agreement secures the 9.75% Notes with a lien on substantially all of the Company’s and its subsidiaries’ assets. The Collateral Agreement replaced the security agreement which had secured the 9.75% Notes prior to the Merger.
     The foregoing description of the Collateral Agreement is qualified in its entirety by reference to the full text of the Collateral Agreement, a copy of which is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

3.1	Certificate of Ownership and Merger, dated January 12, 2011.

4.1	Supplemental Indenture, dated January 12, 2011, by and among XM Satellite Radio Inc., the Company, certain subsidiaries thereof and U.S. Bank National Association, as trustee, relating to the 11.25% Senior Notes due 2013.

4.2	Supplemental Indenture, dated January 12, 2011, by and among XM Satellite Radio Inc., the Company, certain subsidiaries thereof and The Bank of New York Mellon, as trustee, relating to the 13% Senior Notes due 2013.

4.3	Supplemental Indenture, dated January 12, 2011, by and among XM Satellite Radio Inc., the Company, certain subsidiaries thereof and The Bank of New York Mellon, as trustee, relating to the 7% Exchangeable Senior Subordinated Notes due 2014.

4.4	Supplemental Indenture, dated January 12, 2011, by and among XM Satellite Radio Inc., the Company, certain subsidiaries thereof and U.S. Bank National Association, as trustee, relating to the 7.625% Senior Notes due 2018.

4.5	Collateral Agreement, dated January 12, 2011, by and among the Company, certain subsidiaries thereof and U.S. Bank National Association, as collateral agent, relating to the 9.75% Senior Secured Notes due 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sirius XM Radio Inc.
Date: January 12, 2011	By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description
3.1	Certificate of Ownership and Merger, dated January 12, 2011.

4.1	Supplemental Indenture, dated January 12, 2011, by and among XM Satellite Radio Inc., the Company, certain subsidiaries thereof and U.S. Bank National Association, as trustee, relating to the 11.25% Senior Notes due 2013.

4.2	Supplemental Indenture, dated January 12, 2011, by and among XM Satellite Radio Inc., the Company, certain subsidiaries thereof and The Bank of New York Mellon, as trustee, relating to the 13% Senior Notes due 2013.

4.3	Supplemental Indenture, dated January 12, 2011, by and among XM Satellite Radio Inc., the Company, certain subsidiaries thereof and The Bank of New York Mellon, as trustee, relating to the 7% Exchangeable Senior Subordinated Notes due 2014.

4.4	Supplemental Indenture, dated January 12, 2011, by and among XM Satellite Radio Inc., the Company, certain subsidiaries thereof and U.S. Bank National Association, as trustee, relating to the 7.625% Senior Notes due 2018.

4.5	Collateral Agreement, dated January 12, 2011, by and among the Company, certain subsidiaries thereof and U.S. Bank National Association, as collateral agent, relating to the 9.75% Senior Secured Notes due 2015.